FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                December 1, 1997
                                ----------------
                                 Date of Report



                                LBO CAPITAL CORP.
             (Exact Name of Registrant as specified in its charter)


                  Colorado             33-19107            38-2780733
                -----------------      ---------------     ---------------
               (State or other         (Commission       (I.R.S. Employer
                jurisdiction of         file number)      Identification Number)
                incorporation or
                organization)


         7001 Orchard Lake Road, Suite 424
         West Bloomfield, Michigan                 48322-3608
         --------------------------------          --------------
         (Address of Principal Executive Offices)  (Zip Code)


   Registrant's telephone number, including area code: (248) 851-5651


                                       N/A
          ---------------------------------------------------------
          Former name or former address, if changed from last report

 ITEM 5:  Other Events

   Effective December 1, 1997, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 1997 to December 4, 1998. The warrants were issued as follows:

         Director                                  Number of Shares
         --------                                  -----------------

         Thomas W. Itin                                1,000,000
         Anthony B. Cashen                               200,000
         Robert W. Schwartz                              100,000

 The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 1998.


 The Registrant's Controller notified the Registrant's Stock Transfer Agent by letter of December 1, 1997 as to the extensions.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Date: December 1, 1997

                                LBO CAPITAL CORP.


                                 By   s/ Thomas W. Itin
                                   -----------------------------
                                   Thomas W. Itin, President






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